Exhibit 99.1

BioScrip Reports Third Quarter 2017 Financial Results

-	Net revenue of $198.7 million, including core product mix of 75.0%, compared to 65.8% in the prior year
-	Net revenue and adjusted EBITDA reduced $10.0 million and $3.0 million, respectively, due to sales disruption from Hurricane Irma, Hurricane Harvey, and completion of the UnitedHealthcare contract transition
-	Net loss from continuing operations of $12.4 million, compared to $11.1 million in the prior year
-	Adjusted EBITDA of $13.0 million, more than three times the prior year, driven by a 590 basis point improvement in gross profit margin and a $4.8 million reduction in operating expenses
-	Operating cash use of $0.3 million, reflecting $15.8 million of interest, including $8.9 million of bi-annual bond interest payments, and $19.6 million of operational and working capital improvements over the prior year
-	Discontinued operations cash use of $5.6 million, inclusive of settlement payment accrued in the fourth quarter of 2016
-	Liquidity of $43.0 million, including $33.0 million of cash
-	Full year revenue guidance updated to $805 million to $810 million and full year adjusted EBITDA guidance updated to $42 million to $44 million

DENVER, CO, November 2, 2017 – BioScrip, Inc. (NASDAQ: BIOS) ("BioScrip" or the "Company"), the largest independent national provider of infusion and home care management solutions, today announced its third quarter 2017 financial results. For the third quarter, the Company reported revenue from continuing operations of $198.7 million, net loss from continuing operations of $12.4 million, and adjusted EBITDA of $13.0 million.

“BioScrip delivered adjusted EBITDA of $13.0 million during the third quarter of 2017, while completing the UnitedHealthcare contract transition and enduring disruption from both Hurricane Harvey and Hurricane Irma, which impacted 12 of our branches,” said Daniel E. Greenleaf, President and Chief Executive Officer. “I am extremely proud of the significant progress the team has made on the turnaround plan since I joined the company just over a year ago. The turnaround plan is on schedule, driven by success in our CORE initiatives which has driven much improved and sustainable profitability and cash flow. With the UnitedHealthcare contract transition complete, we look forward to Core revenue acceleration.”

2017 Guidance

The Company has updated its revenue guidance for the full year 2017 to a range of $805.0 million to $810.0 million, reflecting the disruption from the hurricanes and the UnitedHealthcare contract transition during the third quarter, and the resulting lower patient census to begin the fourth quarter. The Company has also updated its adjusted EBITDA guidance to a range of $42.0 million to $44.0 million for full-year 2017, reflecting the third quarter results and the impact of updated revenue guidance for 2017. The Company expects to incur restructuring expenses in a range of $11.5 million to $12.0 million in 2017.

Conference Call and Presentation

BioScrip will host a conference call and live webcast, November 2, 2017, at 9:00 a.m. Eastern Time, to discuss its third quarter 2017 financial results. Interested parties may participate by dialing 888-372-9592 (US) or by accessing a link under the "Investors" section on the Company's website at www.bioscrip.com.

A replay of the conference call will be available two hours after the call's completion by dialing 855-859-2056 (US) and entering conference call ID number 1115410. An audio webcast and archive will also be available two hours after the call’s completion under the “Investors" section of the Company's website.

About BioScrip, Inc.

BioScrip, Inc. is the largest independent national provider of infusion and home care management solutions, with approximately 2,200 teammates and nearly 80 service locations across the U.S. BioScrip partners with physicians, hospital systems, payors, pharmaceutical manufacturers and skilled nursing facilities to provide patients access to post-acute care services. BioScrip operates with a commitment to bring customer-focused pharmacy and related healthcare infusion therapy services into the home or alternate-site setting. By collaborating with the full spectrum of healthcare professionals and the patient, BioScrip provides cost-effective care that is driven by clinical excellence, customer service, and values that promote positive outcomes and an enhanced quality of life for those it serves.

Investor Contacts:

Stephen Deitsch	David Clair
Chief Financial Officer & Treasurer	ICR, Inc.
T: (720) 697-5200	T: (646) 277-1266
stephen.deitsch@bioscrip.com	david.clair@icrinc.com

Forward-Looking Statements – Safe Harbor

This press release includes statements that may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the statements regarding 2017 guidance, projections of certain measures of the Company's results of operations, projections of future levels of certain charges and expenses, expectations of Home Solutions cost synergies and incremental cost structure improvements and other statements regarding the Company's financial improvement plan and strategy and anticipated effects of the Cures Act and the UnitedHealthcare contract. You can identify these statements by the fact that they do not relate strictly to historical or current facts. In some cases, forward-looking statements can be identified by words such as "may," "should," "could," "anticipate," "estimate," "expect," "project," "outlook," "aim," "intend," "plan," "believe," "predict," "potential," "continue" or comparable terms. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those in the forward-looking statements as a result of various factors. Important factors that could cause actual results to differ materially from those in the forward-looking statement include but are not limited to risks associated with: the Company’s ability to successfully integrate the Home Solutions business into its existing businesses; the Company’s ability to grow its core Infusion revenues; the Company's ability to continue to execute its financial improvement plan to reduce operating costs and focus its business on its Infusion Services segment; the Company’s ability to evaluate opportunities for improvement and implement solutions as part of its strategic review process; the Company’s ability to comply with the covenants in its debt agreements or obtain amendments to such covenants; the UnitedHealthcare contract termination, including potential accounting charges and impacts on other contract provisions and their associated revenue; the success of the Company’s initiatives to mitigate the impact of the Cures Act on its business; reductions in federal, state and commercial reimbursement for the Company's products and services; increased government regulation related to the health care and insurance industries; as well as the risks described in the Company's periodic filings with the Securities and Exchange Commission. The Company does not undertake any duty to update these forward-looking statements after the date hereof, even though the Company's situation may change in the future. All of the forward-looking statements herein are qualified by these cautionary statements.

Note Regarding Use of Non-GAAP Financial Measures

In addition to reporting financial information in accordance with generally accepted accounting principles (GAAP), the Company is also reporting Adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be used in isolation or as a substitute or alternative to net income, operating income or any other performance measure derived in accordance with GAAP, or as a substitute or alternative to cash flow from operating activities or a measure of the Company’s liquidity. In addition, the Company's definition of Adjusted EBITDA may not be comparable to similarly titled non-GAAP financial measures reported by other companies. Adjusted EBITDA, as defined by the Company, represents net income before net interest expense, income tax expense, depreciation and amortization, impairment of goodwill, stock-based compensation expense, and restructuring, integration and other expenses. As part of restructuring, the Company may incur significant charges such as the write down of certain long−lived assets, temporary redundant expenses, retraining expenses, potential cash bonus payments and potential accelerated payments or terminated costs for certain of its contractual obligations. Management believes that Adjusted EBITDA provides useful supplemental information regarding the performance of BioScrip’s business operations and facilitates comparisons to the Company’s historical operating results. For a full reconciliation of Adjusted EBITDA to the most comparable GAAP financial measure, please see the attachment to this earnings release.

Schedule 1
BIOSCRIP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except for share amounts)
(unaudited)

	September 30, 2017	December 31, 2016

ASSETS
Current assets
Cash and cash equivalents	$33,013	$9,569
Restricted cash	4,950	-
Receivables, less allowance for doubtful accounts of $46,820 and $44,730
as of September 30, 2017 and December 31, 2016, respectively	89,215	111,811
Inventory	27,775	36,165
Prepaid expenses and other current assets	15,222	18,507
Total current assets	170,175	176,052
Property and equipment, net	28,726	32,535
Goodwill	367,198	365,947
Intangible assets, net	21,734	31,043
Other non-current assets	2,415	2,163
Total assets	$590,248	$607,740
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Current portion of long-term debt	$1,828	$18,521
Accounts payable	42,691	59,134
Amounts due to plan sponsors	4,890	3,799
Accrued interest	3,198	6,705
Accrued expenses and other current liabilities	36,419	42,191
Total current liabilities	89,026	130,350
Long-term debt, net of current portion	476,753	433,413
Deferred taxes	4,150	2,281
Other non-current liabilities	18,879	1,257
Total liabilities	588,808	567,301

Series A convertible preferred stock, $.0001 par value; 825,000 shares authorized;
21,645 shares issued and outstanding as of September 30, 2017 and December 31, 2016;
and $2,833 and $2,603 liquidation preference as of September 30, 2017 and
December 31, 2016, respectively	2,732	2,462
Series C convertible preferred stock, $.0001 par value; 625,000 shares authorized;
614,177 shares issued and outstanding as of September 30, 2017 and December 31, 2016;
and $82,173 and $75,491 liquidation preference as of September 30, 2017 and
December 31, 2016, respectively	76,706	69,540
Stockholders' (deficit) equity
Preferred stock, $.0001 par value; 5,000,000 shares authorized; no shares issued and
outstanding as of September 30, 2017 and December 31, 2016, respectively	-	-
Common stock, $.0001 par value; 250,000,000 shares authorized; 127,520,628 and
117,682,543 shares issued and outstanding as of September 30, 2017 and
December 31, 2016, respectively	13	12
Treasury stock, 5,106 and no shares outstanding as of September 30, 2017 and
December 31, 2016, respectively	(16)	-
Additional paid-in capital	626,567	611,844
Accumulated deficit	(704,562)	(643,419)
Total stockholders' deficit	(77,998)	(31,563)
Total liabilities and stockholders' deficit	$590,248	$607,740

Schedule 2
BIOSCRIP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30,		Nine Months Ending September 30,
	2017	2016	2017	2016

Net revenue	$198,692	$224,542	$634,608	$695,466
Cost of revenue (excluding depreciation expense)	131,516	161,957	433,538	504,485
Gross profit	67,176	62,585	201,070	190,981
% of revenues	33.8%	27.9%	31.7%	27.5%

Other operating expenses	38,325	42,729	125,169	123,006
Bad debt expense	6,600	7,727	19,987	19,598
General and administrative expenses	9,784	9,948	29,287	30,413
Restructuring, acquisition, integration, and other expenses, net	4,037	2,368	11,171	9,326
Change in fair value of equity linked liabilities	1,080	-	1,080	-
Depreciation and amortization expense	6,552	4,166	20,329	12,956
Interest expense	13,175	9,331	38,635	28,212
Loss on extinguishment of debt	-	-	13,453	-
(Gain) loss on dispositions	(33)	(3,015)	652	(3,954)
Loss from continuing operations, before income taxes	(12,344)	(10,669)	(58,693)	(28,576)
Income tax expense	60	421	1,397	593
Loss from continuing operations, net of income taxes	(12,404)	(11,090)	(60,090)	(29,169)
(Loss) income from discontinued operations, net of income taxes	(113)	(174)	(1,053)	134
Net loss	$(12,517)	$(11,264)	$(61,143)	$(29,035)
Accrued dividends on preferred stock	(2,394)	(2,138)	(6,911)	(6,192)
Deemed dividend on preferred stock	(175)	(173)	(525)	(518)
Loss attributable to common stockholders	$(15,086)	$(13,575)	$(68,579)	$(35,745)

Denominator - Basic and Diluted:
Weighted average number of common shares outstanding	127,488	114,826	122,519	85,701

Loss from continuing operations, basic and diluted	$(0.12)	$(0.12)	$(0.55)	$(0.42)
Income from discontinued operations, basic and diluted	-	-	(0.01)	-
Loss per common share, basic and diluted	$(0.12)	$(0.12)	$(0.56)	$(0.42)

Schedule 3
BIOSCRIP, INC. AND SUBSIDIARIES
QUARTERLY RECONCILIATION BETWEEN GAAP AND NON-GAAP MEASURES
(in thousands)

	Three Months Ended		Nine Months Ended
	9/30/2017	9/30/2016	9/30/2017	9/30/2016

Loss from continuing operations, net of income taxes	(12,404)	(11,090)	(60,090)	(29,169)

Interest expense	(13,175)	(9,331)	(38,635)	(28,212)
Change in fair value of equity linked liabilities	(1,080)	-	(1,080)	-
Gain (loss) on dispositions	33	3,015	(652)	3,954
Loss on extinguishment of debt	-	-	(13,453)	-
Income tax expense	(60)	(421)	(1,397)	(593)
Depreciation and amortization expense	(6,552)	(4,166)	(20,329)	(12,956)
Stock-based compensation expense	(545)	(1,358)	(1,573)	(3,347)
Restructuring, acquisition, integration, and other expenses, net (1)	(4,037)	(2,368)	(11,171)	(9,326)
Consolidated Adjusted EBITDA	$13,012	$3,539	$28,200	$21,311

(1) Restructuring, acquisition, integration and other expenses, net include costs associated with restructuring, acquisition, and integration initiatives such as employee severance costs, certain legal and professional fees, redundant wage costs, impacts recorded from the change in contingent consideration obligations, and other costs related to contract terminations and closed locations.

Schedule 4
BIOSCRIP, INC AND SUBSIDIARIES
CONSOLIDATED CONDENSED CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended			Nine Months Ended	Three Months Ended			Nine Months Ended
	3/31/2017	6/30/2017	9/30/2017	9/30/2017	3/31/2016	6/30/2016	9/30/2016	9/30/2016
Cash flows from operating activities:
Net loss from continuing operations	$(18,991)	$(28,695)	$(12,404)	$(60,090)	$(9,770)	$(8,309)	$(11,090)	$(29,169)
Receivables, net of bad debt expense	2,333	6,388	13,875	22,596	(4,417)	3,136	8,001	6,720
Inventory	5,616	1,727	(346)	6,997	13,867	(3,330)	2,265	12,802
Prepaid expenses and other assets	3,601	1,868	(2,436)	3,033	7,897	(7,575)	8,839	9,161
Accounts payable	(11,688)	(1,065)	(4,539)	(17,292)	(11,995)	(4,195)	(15,058)	(31,248)
Accrued interest	(1,157)	1,188	(3,538)	(3,507)	(4,630)	4,438	(4,437)	(4,629)
Accrued expenses and other liabilities	244	1,497	(1,389)	352	(2,227)	(851)	(4,302)	(7,380)
Non-Cash Adjustments:
Depreciation and amortization	6,988	6,789	6,552	20,329	4,538	4,252	4,166	12,956
Loss on extinguishment of debt	-	13,453	-	13,453	-	-	-	-
Deferred taxes	619	604	646	1,869	174	178	184	536
Other Non-Cash	1,839	2,748	3,330	7,917	1,589	1,554	(5,342)	(2,199)
Operating Cash Flow (Use)	(10,596)	6,502	(249)	(4,343)	(4,974)	(10,702)	(16,774)	(32,450)
Discontinued operations	(437)	(503)	(5,613)	(6,553)	(5,989)	76	(175)	(6,088)
Cash consideration paid for acquisition	-	-	-	-	-	-	(67,516)	(67,516)
Capital expenditures	(1,684)	(2,608)	(753)	(5,045)	(2,429)	(3,037)	(2,578)	(8,044)
Investment in restricted cash	(5,132)	77	105	(4,950)	-	27	(27)	-
Proceeds from dispositions	-	-	-	-	1,105	-	3,072	4,177
Proceeds from equity offering, net	-	-	-	-	-	83,267	-	83,267
Proceeds from priming credit agreement, net of expenses	23,060	-	-	23,060	-	-	-	-
Fees attributable to extinguishment of debt	-	(311)	(669)	(980)	-	-	-	-
Net proceeds from equity issuance, net of issuance costs	5,052	15,724	-	20,776	-	-	-	-
Proceeds from borrowing on long-term debt	563	293,883	-	294,446	-	-	-	-
Principal payments of long-term debt	(3,137)	(233,633)	-	(236,770)	(3,137)	(3,137)	(3,137)	(9,411)
Revolver borrowings (repayments)	(1,000)	(54,300)	-	(55,300)	8,000	(23,000)	39,000	24,000
Other	(289)	(267)	(341)	(897)	(104)	(118)	(455)	(677)
Total All Cash Flow	$6,400	$24,564	$(7,520)	$23,444	$(7,528)	$43,376	$(48,590)	$(12,742)

Schedule 5

BIOSCRIP, INC AND SUBSIDIARIES
FULL YEAR 2017 GUIDANCE
(dollars in millions, except EPS)

	Low End	High End
	of Range	of Range

Revenues	$805.0	$810.0

Net Loss - Continuing Ops	(80.9)	(73.4)

Stock Compensation	2.5	2.0
Depreciation & Amortization	27.0	25.0
Interest Expense, net	53.0	52.0
Restructuring Costs	12.0	11.5
Change in Fair Value of Equity Linked Liabilities	2.5	2.0
Loss on Extinguishment of Debt	13.5	13.5
Income Tax Expense	3.0	2.0
Preferred Stock Dividends	9.4	9.4
Adjusted EBITDA	$42.0	$44.0
adjusted ebitda margin	5.2%	5.4%

Diluted Loss Per Common Share	$(0.66)	$(0.60)

weighted-average diluted shares	123,000	123,000

Schedule 6
BIOSCRIP, INC. AND SUBSIDIARIES
QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended			Nine Months Ended
	3/31/2017	6/30/2017	9/30/2017	9/30/2017

Net revenue	$217,810	$218,106	$198,692	$634,608
Cost of revenue (excluding depreciation expense)	152,226	149,796	131,516	433,538
Gross profit	65,584	68,310	67,176	201,070
% of revenues	30.1%	31.3%	33.8%	31.7%

Other operating expenses	44,358	42,486	38,325	125,169
Bad debt expense	7,164	6,223	6,600	19,987
General and administrative expenses	9,478	10,025	9,784	29,287
Restructuring, acquisition, integration, and other expenses, net	3,223	3,911	4,037	11,171
Change in fair value of equity linked liabilities	-	-	1,080	1,080
Depreciation and amortization expense	6,988	6,789	6,552	20,329
Interest expense, net	12,745	12,715	13,175	38,635
Loss on extinguishment of debt	-	13,453	-	13,453
Loss on dispositions	-	685	(33)	652
Loss from continuing operations, before income taxes	(18,372)	(27,977)	(12,344)	(58,693)
Income tax expense	619	718	60	1,397
Loss from continuing operations, net of income taxes	(18,991)	(28,695)	(12,404)	(60,090)
Loss from discontinued operations, net of income taxes	(437)	(503)	(113)	(1,053)
Net loss	$(19,428)	$(29,198)	$(12,517)	$(61,143)
Accrued dividends on preferred stock	(2,214)	(2,303)	(2,394)	(6,911)
Deemed dividends on preferred stock	(175)	(175)	(175)	(525)
Loss attributable to common stockholders	$(21,817)	$(31,676)	$(15,086)	$(68,579)

Loss per common share:
Denominator - Basic and Diluted:
Weighted average number of common shares outstanding	118,783	121,189	127,488	122,519

Loss from continuing operations, basic and diluted	$(0.18)	$(0.26)	$(0.12)	$(0.55)
Income from discontinued operations, basic and diluted	-	-	-	(0.01)
Net loss per common share, basic and diluted	$(0.18)	$(0.26)	$(0.12)	$(0.56)

Schedule 7
BIOSCRIP, INC. AND SUBSIDIARIES
QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended				Twelve Months Ended
	3/31/2016	6/30/2016	9/30/2016	12/31/2016	12/31/2016

Net revenue	$238,462	$232,462	$224,542	$240,123	$935,589
Cost of revenue (excluding depreciation expense)	174,230	168,298	161,957	165,473	669,958
Gross profit	64,232	64,164	62,585	74,650	265,631
% of revenues	26.9%	27.6%	27.9%	31.1%	28.4%

Other operating expenses	39,658	40,619	42,729	47,712	170,718
Bad debt expense	7,592	4,279	7,727	7,201	26,799
General and administrative expenses	11,051	9,414	9,948	8,812	39,225
Change in fair value of equity linked liabilities	-	-	-	(10,450)	(10,450)
Restructuring, acquisition, integration, and other expenses, net	2,667	4,291	2,368	6,533	15,859
Depreciation and amortization expense	4,538	4,252	4,166	8,595	21,551
Interest expense, net	9,412	9,469	9,331	10,023	38,235
(Gain) on dispositions	(939)	-	(3,015)	-	(3,954)
Loss from continuing operations, before income taxes	(9,747)	(8,160)	(10,669)	(3,776)	(32,352)
Income tax expense	23	149	421	1,422	2,015
Loss from continuing operations, net of income taxes	(9,770)	(8,309)	(11,090)	(5,198)	(34,367)
Income (loss) from discontinued operations, net of income taxes	233	75	(174)	(7,273)	(7,139)
Net loss	$(9,537)	$(8,234)	$(11,264)	$(12,471)	$(41,506)
Accrued dividends on preferred stock	(1,998)	(2,056)	(2,138)	(2,200)	(8,392)
Deemed dividends on preferred stock	(172)	(173)	(173)	(174)	(692)
Loss attributable to common stockholders	$(11,707)	$(10,463)	$(13,575)	$(14,845)	$(50,590)

Loss per common share:
Denominator - Basic and Diluted:
Weighted average number of common shares outstanding	68,771	73,186	114,826	117,683	93,740

Loss from continuing operations, basic and diluted	$(0.17)	$(0.14)	$(0.12)	$(0.06)	$(0.46)
Income from discontinued operations, basic and diluted	-	-	-	(0.06)	(0.08)
Net loss per common share, basic and diluted	$(0.17)	$(0.14)	$(0.12)	$(0.12)	$(0.54)